Quarterly Financial Data Supplement
Fourth Quarter 2009

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FOURTH QUARTER 2009 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:
Quarterly EPS
•	Net loss available to common shareholders of $193.9 million
•	Net loss per diluted share of $0.90
•	Average diluted shares of 215.4 million, up 23.5% versus prior quarter; up 189.1% versus prior year
•	Period-end common shares outstanding of 215.5 million, comparable to 215.4 million at September 30, 2009

Revenue
•	Total revenue, defined as net interest income plus noninterest income, of $109.1 million
•	Operating revenues of $103.2 million, down $4.4 million
— Non-operating items: $6.7 million net gain on securities
•	Tax-equivalent net interest income of $81.4 million, up $275,000
— Net interest margin of 2.97%, up 4 basis points from 2.93%
— Average earning assets of $10.9 billion, down from $11.0 billion
•	Operating noninterest income of $21.9 million, down $4.7 million from prior quarter

Balance Sheet
•	Period-end loans held for investment decreased $488.1 million or 5.5% compared to prior quarter
•	Period-end securities, up $64.1 million since prior quarter
•	Period-end core deposits, defined as noninterest-bearing, interest checking, money market, and savings, up $40.3 million, or 0.9% linked quarter
•	Period-end customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, down $4.2 million or 0.1% linked-quarter
•	Period-end wholesale borrowings, including brokered deposits and excluding customer sweep accounts, down $164.0 million or 5.1% linked-quarter

Noninterest Expenses and Operating Efficiency
•	Noninterest expenses of $103.2 million
— Non-operating items: $3.5 million impairment of long lived assets
•	Operating noninterest expenses of $99.7 million, up $10.9 million from prior quarter
— Loss on nonmortgage loans held for sale of $518,000, up $559,000
— Loss on other real estate owned of $15.0 million, up $10.6 million
•	Operating noninterest expenses, excluding credit-related expenses and FDIC insurance premiums, down $1.7 million from prior quarter and $14.4 million from fourth quarter 2008
— Project NOW and other expense initiatives showing progress
— Full-time equivalent employees totaled 2,214, up 0.8% from prior quarter; down 11.6% from year-end 2008

Credit Quality
•	Nonperforming assets of $522.4 million or 6.13% of loans and foreclosed property and 4.39% of total assets
•	Nonperforming loans held for investment decreased to $399.0 million from $431.8 million at September 30, 2009
•	Net loan charge-offs of $142.9 million, or 6.52% annualized as a % of average loans held for investment
•	Provision for credit losses exceeded net loan charge-offs by $27.9 million and increased allowance
•	Allowance for credit losses of $373.1 million or 4.45% of loans held for investment, up from 3.89% for prior quarter
•	Allowance coverage of nonperforming loans held for investment of 0.92 times, an increase from 0.79 times at September 30, 2009

Capital
•	Tangible common equity to tangible asset ratio of 3.67%
•	Common tangible book value per share of $1.98, compared to $2.94 at September 30, 2009
•	After-tax unrealized gain on available for sale securities decreased $13.3 million from prior quarter
•	Tier 1 capital ratio of 9.93%, down from 11.19% at September 30, 2009; capital ratios exceed all “well-capitalized” regulatory requirements

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Interest Income
Interest and fees on loans	$107,878	$112,673	$121,823	$124,119	$145,289
Interest and dividends on securities:
Taxable	18,097	16,742	18,140	20,548	20,575
Exempt from federal income taxes	1,573	2,006	2,072	2,234	2,351

Total interest and dividends on securities	19,670	18,748	20,212	22,782	22,926
Interest on short-term investments	—	—	—	1	10

Total interest income	127,548	131,421	142,035	146,902	168,225

Interest Expense
Interest on deposits	41,046	45,156	49,541	54,843	65,646
Interest on borrowed funds	5,956	6,227	6,564	7,041	10,946

Total interest expense	47,002	51,383	56,105	61,884	76,592

Net Interest Income	80,546	80,038	85,930	85,018	91,633
Provision for Credit Losses	170,761	224,179	131,337	142,627	122,926

Net interest income after provision for credit losses	(90,215)	(144,141)	(45,407)	(57,609)	(31,293)
Noninterest Income	28,550	33,470	32,272	23,741	30,012
Noninterest Expenses	103,163	89,529	136,188	90,241	342,093

Income (loss) before income taxes	(164,828)	(200,200)	(149,323)	(124,109)	(343,374)
Income tax expense (benefit)	23,843	123,304	(59,647)	(49,706)	(33,435)

Net Income (Loss)	(188,671)	(323,504)	(89,676)	(74,403)	(309,939)
Preferred stock dividends and other (1)	(5,221)	(17,251)	(21,809)	(16,408)	(9,424)

Net Income (Loss) Available to Common Shareholders	$(193,892)	$(340,755)	$(111,485)	$(90,811)	$(319,363)

Average common shares outstanding, basic	215,365,464	174,426,381	90,986,862	82,223,190	74,505,656
Average common shares outstanding, diluted (2)	215,365,464	174,426,381	90,986,862	82,223,190	74,505,656
Earnings (loss) per common share, basic	$(0.90)	$(1.95)	$(1.23)	$(1.10)	$(4.29)
Earnings (loss) per common share, diluted	(0.90)	(1.95)	(1.23)	(1.10)	(4.29)
Cash dividends declared per common share	—	—	0.01	0.01	0.01

(1)

For the quarters ended December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, includes $0, $11.9 million, $14.0 million, and $6.5 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(2)

Average diluted shares exclude convertible preferred stock, warrants, and outstanding equity awards since either their effect would be antidilutive or the exercise price was greater than the average market price of the common shares.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Noninterest Income
Service charges on deposit accounts	$10,102	$10,754	$9,535	$9,268	$10,149
Debit card income, net	2,073	2,139	2,168	1,925	1,867
Customer service fee income	1,115	1,251	1,264	1,209	1,221

Total customer fee income	13,290	14,144	12,967	12,402	13,237

Retail investment services, net	1,890	2,157	1,646	2,010	1,751
Insurance income	1,667	1,911	1,765	2,457	2,266
Trust and investment management income	924	1,251	1,495	1,465	1,437
Benefits administration fees	—	—	571	642	833

Total wealth management income	4,481	5,319	5,477	6,574	6,287

Mortgage banking income	1,302	1,137	2,050	1,205	1,038
Bank-owned life insurance	1,656	2,797	2,560	2,502	3,939
Merchant processing income, net	—	591	817	610	697
Gain (loss) on certain derivative activities	32	1,597	1,085	1,135	(256)
Other	1,095	937	2,736	2,267	3,509

Operating noninterest income (noninterest income, excluding non-operating items)	21,856	26,522	27,692	26,695	28,451

Gain on sale of ancillary businesses	—	7,234	—	—	—
Gain (loss) on securities	6,694	(286)	4,580	(2,954)	1,561

Non-operating noninterest income (loss)	6,694	6,948	4,580	(2,954)	1,561

Total noninterest income	$28,550	$33,470	$32,272	$23,741	$30,012

Noninterest Expenses
Salaries and wages	$31,059	$32,559	$34,739	$35,191	$35,348
Employee benefits	7,321	7,724	8,925	8,923	10,537
Occupancy	9,600	9,658	9,506	9,436	9,946
Furniture and equipment	7,062	6,950	6,801	6,945	7,454
Professional services	3,876	4,034	4,351	4,507	4,533
Project NOW expense	—	114	281	1,298	271
Advertising and business development	1,293	1,264	2,109	1,281	2,611
Telecommunications	1,548	1,572	1,551	1,526	1,613
Amortization of intangibles	1,102	1,238	1,286	1,291	1,417
Regulatory assessments	6,278	6,181	6,479	4,655	3,452
Loan collection and foreclosed asset expense	8,117	6,835	7,247	4,891	4,558
(Gain) loss on nonmortgage loans held for sale	518	(41)	9,461	1,838	283
(Gain) loss on OREO	15,032	4,406	12,873	124	(316)
Other	6,879	6,289	7,154	7,711	10,361

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	99,685	88,783	112,763	89,617	92,068

Goodwill impairment	—	—	2,511	—	237,618
Employment contracts and severance	—	—	829	—	9,599
Impairment of long lived assets	3,478	746	17,376	—	—
FDIC special assessment	—	—	5,700	—	—
(Gain) loss on early extinguishment of debt	—	—	(2,991)	(52)	1,747
Loss on derivative collateral	—	—	—	—	1,061
Loss on repurchase of auction rate securities	—	—	—	676	—

Non-operating noninterest expenses	3,478	746	23,425	624	250,025

Total noninterest expenses	$103,163	$89,529	$136,188	$90,241	$342,093

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Assets
Cash and due from banks	$383,184	$418,585	$303,456	$152,725	$292,219
Interest-bearing bank balances	124	124	3	1	166
Securities
Available for sale (1)	2,095,401	2,020,569	1,744,633	2,060,448	2,071,658
Held to maturity	127,516	138,277	146,469	18,039	22,709

Total securities	2,222,917	2,158,846	1,891,102	2,078,487	2,094,367

Loans held for sale	15,758	8,071	40,290	29,726	30,963
Loans held for investment	8,386,127	8,874,234	9,306,009	9,986,681	10,192,072
Less: Allowance for loan losses	(365,642)	(339,536)	(285,290)	(280,156)	(247,086)

Net loans held for investment	8,020,485	8,534,698	9,020,719	9,706,525	9,944,986

Premises and equipment, net	261,523	272,732	273,365	285,580	282,472
Accrued interest receivable	37,304	37,549	40,517	42,927	50,388
Goodwill	214,118	213,797	221,650	224,161	224,161
Other intangible assets, net	15,707	16,809	19,282	20,568	21,859
Deferred tax asset, net	—	3,568	131,670	65,314	51,093
Bank-owned life insurance	302,830	301,448	298,946	295,855	294,843
Other assets (1)	421,032	334,565	347,231	383,378	314,809

	$11,894,982	$12,300,792	$12,588,231	$13,285,247	$13,602,326

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,124,404	$1,091,439	$1,099,743	$1,067,953	$1,041,140
Interest-bearing customer deposits	6,225,707	6,298,309	6,233,137	6,316,548	6,455,810
Interest-bearing brokered deposits	1,946,101	2,099,040	2,055,772	1,842,577	1,908,767

Total deposits	9,296,212	9,488,788	9,388,652	9,227,078	9,405,717
Short-term borrowings	322,702	288,751	343,154	1,342,088	1,626,374
Long-term debt	1,116,869	1,126,393	1,126,435	931,977	707,769
Accrued interest payable	36,658	45,803	72,699	74,032	71,465
Other liabilities	129,367	152,356	148,038	157,889	170,470

Total liabilities	10,901,808	11,102,091	11,078,978	11,733,064	11,981,795

Shareholders’ equity
Mandatorily convertible preferred stock	4,650	4,650	190,026	190,026	238,700
Perpetual preferred stock	331,133	330,250	329,380	328,523	327,679
Common stock	215,456	215,372	160,248	84,781	74,644
Surplus	1,344,984	1,343,987	1,191,170	1,182,423	1,135,920
Retained earnings (deficit)	(934,598)	(745,043)	(403,296)	(291,199)	(199,540)
Accumulated other comprehensive income, net of income tax	30,938	48,875	41,115	57,018	42,558
Other, net	611	610	610	611	570

Total shareholders’ equity	993,174	1,198,701	1,509,253	1,552,183	1,620,531

	$11,894,982	$12,300,792	$12,588,231	$13,285,247	$13,602,326

(1)	During fourth quarter 2009, TSFG reclassified FHLB stock from available for sale securities to other assets. Amounts for prior periods have been reclassified to conform to current presentation.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$2,045	$2,058	$4,051	$2,042	$2,069
U.S. Government agencies	79,707	95,224	44,220	313,159	313,729
Agency mortgage-backed securities	1,980,305	1,688,201	1,449,961	1,489,583	1,468,639
Private label mortgage-backed securities	8,504	9,112	11,600	12,462	12,771
State and municipal	23,158	223,948	232,916	241,478	262,248
Other investments (1)(2)	1,682	2,026	1,885	1,724	12,202

Total available for sale securities	2,095,401	2,020,569	1,744,633	2,060,448	2,071,658

Held to maturity (at amortized cost)	127,516	138,277	146,469	18,039	22,709

Total securities	$2,222,917	$2,158,846	$1,891,102	$2,078,487	$2,094,367

Total securities as a percentage of total assets	18.7%	17.6%	15.0%	15.6%	15.4%

	December 31, 2009

	Amortized Cost	Percentage of Total	Duration		Book Yield

Debt Securities
U.S. Treasury	$2,069	0.1%	3.3		1.40%
U.S. Government agencies	78,696	3.8	2.9		2.33
Mortgage-backed securities:
Agency collateralized mortgage obligations	1,222,098	59.2	3.1		3.44
Agency mortgage-backed securities	730,288	35.4	3.5		4.31
Private label mortgage-backed securities	8,757	0.4	2.5		4.70
State and municipal	23,086	1.1	0.2		3.00

Total available for sale debt securities	$2,064,994	100.0%	3.2	(3)	3.70%

Fixed interest rate:
Mortgage-backed securities	$1,731,020	83.8%	3.3		3.76%
Other	103,851	5.0	2.3		2.43
Variable interest rate:
Mortgage-backed securities	230,123	11.2	2.5		3.86

Total available for sale debt securities	$2,064,994	100.0%	3.2	(3)	3.70%

(1)	During fourth quarter 2009, TSFG reclassified FHLB stock from available for sale securities to other assets. Amounts for prior periods have been reclassified to conform to current presentation.
(2)

Other investments in available for sale securities include community bank stocks and other equity securities. Excludes FHLB stock and certain other investments recorded in other assets totaling $58.8 million and $19.7 million, respectively, at December 31, 2009.

(3)	Compared to 2.3 years duration at September 30, 2009 due to overall higher interest rates.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in thousands) (unaudited)

	December 31, 2009		December 31, 2008

	Balance	% of Total	Balance	% of Total

Government and agency
U.S. Treasury	$2,045	0.1%	$2,069	0.1%
U.S. Government agencies (1)	79,707	3.6	313,729	15.0
Agency mortgage-backed securities (MBS) (1)(2)	2,091,504	94.0	1,468,639	70.1

Total government and agency	2,173,256	97.7	1,784,437	85.2

State and municipal (3)(4)(5)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund	19,392	0.9	188,598	9.0
Underlying issuer or collateral rated A or better (including South Carolina State Aid)	15,127	0.7	81,238	3.9
Underlying issuer or collateral rated BBB	2,337	0.1	7,344	0.3
Non-rated	2,519	0.1	7,677	0.4

Total state and municipal	39,375	1.8	284,857	13.6

Corporate bonds AA or A-rated	—	—	9,963	0.5
Private label mortgage-backed securities AAA-rated (2)	8,504	0.4	12,771	0.6
Community bank stocks and other	1,782	0.1	2,339	0.1

Total securities	$2,222,917	100.0%	$2,094,367	100.0%

Percent of total securities:
Rated A or higher		99.7%		99.2%
Investment grade		99.8%		99.5%

(1)	At December 31, 2009, these numbers include, in the aggregate, $29.4 million and $1.8 billion related to senior debt and MBS, respectively, issued by FNMA and FHLMC.
(2)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.
(3)

At December 31, 2009, agency mortgage-backed securities include $111.2 million of securities held to maturity at amortized cost. At December 31, 2009 and December 31, 2008, state and municipal securities include $16.2 million and $22.6 million, respectively, of securities held to maturity at amortized cost.

(4)

Ratings shown above do not reflect the benefit of guarantees by bond insurers. At December 31, 2009, $4.9 million of municipal bonds are guaranteed by bond insurers. At December 31, 2008, $39.1 million of municipal bonds are guaranteed by bond insurers.

(5)

At December 31, 2009, the breakdown by current bond rating is as follows: $19.4 million pre-funded with collateral or AAA-rated backed Texas Permanent School Fund, $17.5 million AA or A-rated, and $2.5 million non-rated.

Note: Within each category, securities are ordered based on risk assessment from lowest to highest. TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH, CORE VS. NON-CORE
(dollars in thousands) (unaudited)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Commercial Loans
Commercial and industrial	$2,080,329	$2,249,929	$2,428,511	$2,645,871	$2,722,611
Owner - occupied real estate	1,271,525	1,270,015	1,315,442	1,285,530	1,270,746
Commercial real estate	3,501,809	3,741,662	3,873,199	4,042,871	4,074,331

	6,853,663	7,261,606	7,617,152	7,974,272	8,067,688

Consumer Loans
Indirect - sales finance	230,426	259,296	285,658	573,653	635,637
Consumer lot loans	144,315	161,206	178,212	198,032	225,486
Direct retail	83,460	86,474	87,326	90,999	95,397
Home equity	787,645	803,295	811,057	813,015	813,201

	1,245,846	1,310,271	1,362,253	1,675,699	1,769,721

Mortgage Loans	286,618	302,357	326,604	336,710	354,663

Total loans held for investment	$8,386,127	$8,874,234	$9,306,009	$9,986,681	$10,192,072

Percentage of Loans Held for Investment
Commercial and industrial	24.8%	25.3%	26.1%	26.4%	26.7%
Owner - occupied real estate	15.2	14.3	14.2	12.9	12.5
Commercial real estate	41.8	42.2	41.6	40.5	40.0
Consumer	14.8	14.8	14.6	16.8	17.3
Mortgage	3.4	3.4	3.5	3.4	3.5

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	(21.8)%	(18.4)%	(27.3)%	(8.2)%	(4.2)%
Growth year-to-date, annualized	(17.7)	(17.3)	(17.5)	(8.2)	(0.2)

LOAN PORTFOLIO COMPOSITION — CORE AND NON-CORE LOANS (BASED ON ABILITY TO BUILD/EXPAND BANKING RELATIONSHIP)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Core Relationship Loans
Commercial	$5,898,306	$6,088,129	$6,210,451	$6,353,401	$6,305,111
Consumer and mortgage	1,140,626	1,161,711	1,175,883	1,178,809	1,202,258

Total Core	7,038,932	7,249,840	7,386,334	7,532,210	7,507,369

Non-Core Loans
Commercial	955,357	1,173,477	1,406,701	1,620,871	1,762,577
Indirect - sales finance	208,572	240,638	276,179	569,124	635,637
Consumer lot loans	135,342	153,255	171,725	192,903	222,416
Other consumer and mortgage	47,924	57,024	65,070	71,573	64,073

Total Non-Core	1,347,195	1,624,394	1,919,675	2,454,471	2,684,703

Total loans held for investment	$8,386,127	$8,874,234	$9,306,009	$9,986,681	$10,192,072

(1)	At September 30, 2008 and December 31, 2007, loans held for investment totaled $10,299,640 and $10,213,420, respectively.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

At and for the Three Months Ended

12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Credit Quality
Loans held for investment	$8,386,127	$8,874,234	$9,306,009	$9,986,681	$10,192,072
Allowance for loan losses	365,642	339,536	285,290	280,156	247,086
Allowance for credit losses	373,126	345,256	289,680	283,425	249,874
Nonperforming loans held for investment	399,046	431,791	464,565	422,950	349,382
Nonperforming loans held for sale	—	—	376	12,766	16,282
Foreclosed property (other real estate owned and personal property repossessions)	123,314	112,771	95,752	77,210	48,993

Nonperforming assets	$522,360	$544,562	$560,693	$512,926	$414,657

Restructured loans not included in nonperforming assets	$26,128	$17,236	$17,291	$11,073	$6,249
Nonperforming loans as a % of loans held for investment	4.76%	4.87%	4.99%	4.24%	3.43%
Nonperforming assets as a % of loans and foreclosed property	6.13	6.05	5.94	5.08	4.04
Nonperforming assets as a % of total assets	4.39	4.43	4.45	3.86	3.05
Allowance for loan losses as a % of loans held for investment	4.36	3.83	3.07	2.81	2.42
Allowance for credit losses as a % of loans held for investment	4.45	3.89	3.11	2.84	2.45
Allowance for loan losses to nonperforming loans held for investment	0.92	x	0.79	x	0.61	x	0.66	x	0.71	x
Impaired loans	$392,339	$403,478	$432,366	$369,339	$287,497
Specific allowance for impaired loans	37,656	48,929	70,006	66,988	44,418
Loans past due 90 days or more (interest accruing)	10,465	7,467	11,107	6,444	47,481
Net loan charge-offs	142,891	168,603	120,611	109,076	76,052
Average loans held for investment	8,697,056	9,146,694	9,847,366	10,154,853	10,308,823
Net loan charge-offs as a % of average loans held for investment (annualized)	6.52%	7.31%	4.91%	4.36%	2.93%

Allowance for Loan Losses
Balance at beginning of period	$339,536	$285,290	$280,156	$247,086	$200,748
Allowance adjustment for loans sold	—	—	(4,471)	—	—
Provision for loan losses	168,997	222,849	130,216	142,146	122,390
Loans charged-off	(149,910)	(172,110)	(124,122)	(110,443)	(78,297)
Recoveries of loans previously charged-off	7,019	3,507	3,511	1,367	2,245

Balance at end of period	$365,642	$339,536	$285,290	$280,156	$247,086

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$5,720	$4,390	$3,269	$2,788	$2,252
Provision for unfunded lending commitments	1,764	1,330	1,121	481	536

Balance at end of period	$7,484	$5,720	$4,390	$3,269	$2,788

Allowance for Credit Losses
Balance at beginning of period	$345,256	$289,680	$283,425	$249,874	$203,000
Allowance adjustment for loans sold	—	—	(4,471)	—	—
Provision for credit losses	170,761	224,179	131,337	142,627	122,926
Loans charged-off	(149,910)	(172,110)	(124,122)	(110,443)	(78,297)
Recoveries of loans previously charged-off	7,019	3,507	3,511	1,367	2,245

Balance at end of period	$373,126	$345,256	$289,680	$283,425	$249,874

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	12/31/09 Commercial Real Estate (“CRE”) Loans by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$566	$428	$380	$204	$347	$131	$114	$2,170	26%
Residential A&D	65	51	130	19	43	12	33	353	4
Commercial A&D	32	27	33	24	6	15	21	158	2
Commercial construction	188	14	23	37	15	10	30	317	4
Residential construction	40	7	15	9	10	5	3	89	1
Residential condo	12	37	8	12	30	16	13	128	2
Undeveloped land	40	60	51	51	39	10	36	287	3

Total CRE Loans	$943	$624	$640	$356	$490	$199	$250	$3,502	42%

% of Total Loans HFI	11%	8%	8%	4%	6%	2%	3%	42%

	12/31/09 CRE Nonaccrual Loans HFI (“NAL”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL (1)

CRE Nonaccrual Loans by Product Type:
Completed income property	$10.8	$9.3	$21.3	$4.3	$5.5	$3.6	$13.0	$67.8	17%
Residential A&D	9.9	6.2	22.8	4.6	5.8	1.1	5.3	55.7	14
Commercial A&D	1.8	0.6	2.1	1.0	—	0.6	17.7	23.8	6
Commercial construction	15.0	—	4.2	—	—	—	5.2	24.4	6
Residential construction	0.7	0.5	2.4	6.6	2.7	—	0.9	13.8	3
Residential condo	2.5	13.9	0.7	0.7	—	0.1	2.8	20.7	5
Undeveloped land	4.6	2.3	1.4	2.3	10.8	5.0	7.8	34.2	9

Total CRE Nonaccrual Loans	$45.3	$32.8	$54.9	$19.5	$24.8	$10.4	$52.7	$240.4	60%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans (1)	11%	8%	14%	5%	6%	3%	13%	60%

	Three Months Ended 12/31/09 CRE Net Charge-offs (“NCO”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NCO	% of NCO

CRE Net Charge-offs by Product Type:
Completed income property	$0.9	$4.0	$3.8	$0.3	$—	$7.0	$7.7	$23.7	17%
Residential A&D	8.2	2.8	4.0	0.3	0.9	—	2.3	18.5	13
Commercial A&D	0.3	—	0.8	4.4	0.4	—	6.1	12.0	8
Commercial construction	—	—	—	—	—	—	—	—	—
Residential construction	1.8	0.1	0.3	1.1	0.6	—	(0.1)	3.8	3
Residential condo	4.4	0.1	—	—	—	2.8	—	7.3	5
Undeveloped land	2.4	—	0.1	3.4	4.9	—	7.6	18.4	13

Total CRE Net Charge-offs	$18.0	$7.0	$9.0	$9.5	$6.8	$9.8	$23.6	$83.7	59%

CRE Net Charge-offs as % of Total Net Charge-offs	13%	5%	6%	7%	5%	7%	16%	59%

(1)	Calculated as a percent of nonaccrual loans held for investment, which totaled $399.0 million at December 31, 2009.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Noninterest-bearing	$1,124,404	$1,091,439	$1,099,743	$1,067,953	$1,041,140
Interest-bearing checking	1,060,470	1,011,370	1,061,400	1,098,585	1,078,921
Money market accounts	2,072,664	2,174,627	1,978,114	1,889,041	1,834,115
Savings accounts	322,924	262,764	222,044	203,106	190,519

Core deposits	4,580,462	4,540,200	4,361,301	4,258,685	4,144,695
Time deposits under $100,000	1,632,582	1,651,560	1,710,870	1,742,177	1,863,520
Time deposits of $100,000 or more	1,137,067	1,197,988	1,260,709	1,383,639	1,488,735

Customer deposits (1)	7,350,111	7,389,748	7,332,880	7,384,501	7,496,950
Brokered deposits	1,946,101	2,099,040	2,055,772	1,842,577	1,908,767

Total deposits	9,296,212	9,488,788	9,388,652	9,227,078	9,405,717
Less: Brokered deposits	(1,946,101)	(2,099,040)	(2,055,772)	(1,842,577)	(1,908,767)
Add: Customer sweep accounts	316,690	281,235	330,765	387,106	493,012

Customer funding (2)	$7,666,801	$7,670,983	$7,663,645	$7,771,607	$7,989,962

Percentage of Deposits
Noninterest-bearing	12.1%	11.5%	11.7%	11.6%	11.1%
Interest-bearing checking	11.4	10.7	11.3	11.9	11.5
Money market accounts	22.3	22.9	21.1	20.4	19.5
Savings accounts	3.5	2.8	2.4	2.2	2.0

Core deposits	49.3	47.9	46.5	46.1	44.1
Time deposits under $100,000	17.6	17.4	18.2	18.9	19.8
Time deposits of $100,000 or more	12.2	12.6	13.4	15.0	15.8

Customer deposits (1)	79.1	77.9	78.1	80.0	79.7
Brokered deposits	20.9	22.1	21.9	20.0	20.3

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	12.0%	(3.0)%	11.9%	10.4%	7.2%
Total deposits	(8.1)	4.2	7.0	(7.7)	(24.0)
Customer funding (2)	(0.2)	0.4	(5.6)	(11.1)	0.2
Growth Year-To-Date, Annualized (4)
Noninterest-bearing	8.0%	6.5%	11.4%	10.4%	(7.7)%
Total deposits	(1.2)	1.2	(0.4)	(7.7)	(3.9)
Customer funding (2)	(4.0)	(5.3)	(8.2)	(11.1)	(2.3)

(1)	Total deposits less brokered deposits.
(2)	Total deposits less brokered deposits plus customer sweep accounts.
(3)	At September 30, 2008, noninterest-bearing totaled $1,022,632, total deposits totaled $10,008,808, and customer funding totaled $7,986,534.
(4)	At December 31, 2007, noninterest-bearing totaled $1,127,657, total deposits totaled $9,788,568, and customer funding totaled $8,178,471.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
WHOLESALE BORROWINGS
(dollars in thousands) (unaudited)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$25	$25	$25	$197,309	$67,309
Customer sweep accounts	316,690	281,235	330,765	387,106	493,012
Federal Reserve borrowings	—	—	—	750,000	1,050,000
Commercial paper	—	—	—	—	12,537
Treasury, tax and loan note	5,987	7,491	12,364	7,673	3,516

Total short-term borrowings	322,702	288,751	343,154	1,342,088	1,626,374
Long-term borrowings
Repurchase agreements	125,000	125,000	125,000	200,000	200,000
FHLB advances, net of discount	752,646	762,158	762,188	467,717	233,497
Subordinated notes	206,704	206,704	206,704	206,704	216,704
Mandatorily redeemable preferred stock of subsidiary	31,800	31,800	31,800	56,800	56,800
Note payable	719	731	743	756	768

Total long-term borrowings	1,116,869	1,126,393	1,126,435	931,977	707,769

Total borrowings	1,439,571	1,415,144	1,469,589	2,274,065	2,334,143
Less: Customer sweep accounts	(316,690)	(281,235)	(330,765)	(387,106)	(493,012)
Add: Brokered deposits	1,946,101	2,099,040	2,055,772	1,842,577	1,908,767

Total wholesale borrowings	$3,068,982	$3,232,949	$3,194,596	$3,729,536	$3,749,898

Wholesale borrowings as a percentage of total assets	25.8%	26.3%	25.4%	28.1%	27.6%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED GAINS (LOSSES) ON
AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands, except per share data) (unaudited)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Regulatory Capital
Tier 1 capital	$948,762	$1,122,738	$1,308,678	$1,395,469	$1,513,452
Tier 2 capital	124,710	130,294	136,453	164,973	174,625

Total risk-based capital	1,073,472	1,253,032	1,445,131	1,560,442	1,688,077

Total risk-weighted assets	9,550,193	10,030,335	10,584,755	11,532,895	11,764,518

Tangible Equity
Mandatorily convertible preferred stock	$4,650	$4,650	$190,026	$190,026	$238,700
Perpetual preferred stock	331,133	330,250	329,380	328,523	327,679
Common equity	657,391	863,801	989,847	1,033,634	1,054,152

Shareholders’ equity	993,174	1,198,701	1,509,253	1,552,183	1,620,531
Intangible assets	(229,825)	(230,606)	(240,932)	(244,729)	(246,020)

Tangible equity	763,349	968,095	1,268,321	1,307,454	1,374,511

Capital Ratios
Tier 1 risk-based capital (preliminary)	9.93%	11.19%	12.36%	12.10%	12.86%
Total risk-based capital (preliminary)	11.24	12.49	13.65	13.53	14.35
Leverage ratio (preliminary)	7.91	9.22	10.30	10.55	11.22
Tier 1 common capital (preliminary)	4.04	5.59	5.31	5.64	6.12
Tangible equity to tangible assets ratio	6.54	8.02	10.27	10.03	10.29
Impact of unrealized gain on securities	(0.14)	(0.23)	(0.14)	(0.19)	(0.05)

Tangible equity to tangible assets ratio, excluding unrealized gain on securities	6.40	7.79	10.13	9.84	10.24
Tangible common equity to tangible assets ratio	3.67	5.25	6.07	6.05	6.05

Accumulated Other Comprehensive Income (AOCI)
Gross	$47,597	$76,751	$64,192	$89,078	$65,823
Net of income tax (included in equity)	30,938	48,875	41,115	57,018	42,558

Unrealized Gains on AFS Securities (included in AOCI)
Gross (included in AFS securities)	$28,442	$50,524	$30,189	$43,255	$10,949
Net of income tax (included in equity)	18,487	31,827	19,013	27,233	6,890

Per Share Data
Mandatorily convertible preferred shares outstanding:
- Series 2008	4,650	4,650	95,526	190,026	238,700
- Series 2009	—	—	94,500	—	—

Total	4,650	4,650	190,026	190,026	238,700
Common shares outstanding	215,455,541	215,371,687	160,248,170	84,781,160	74,643,649

Common book value per common share	$3.05	$4.01	$6.18	$12.19	$14.12
Common tangible book value per common share	1.98	2.94	4.67	9.31	10.83

Market Rates for U.S. Treasury Notes
Three year	1.70%	1.45%	1.64%	1.15%	1.00%
Five year	2.69	2.31	2.54	1.67	1.55

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/09			9/30/09			6/30/09

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,123,480	$79,160	4.41%	$7,504,007	$81,465	4.31%	$7,900,570	$83,970	4.26%
Consumer loans	1,338,530	15,796	4.68	1,387,242	16,103	4.61	1,443,823	17,282	4.80
Indirect loans	244,836	4,767	7.72	272,155	5,180	7.55	530,875	9,544	7.21
Risk management derivatives tied to loans	—	8,155		—	9,925		—	11,027

Total loans (1)	8,706,846	107,878	4.92	9,163,404	112,673	4.88	9,875,268	121,823	4.95
Investment securities (taxable) (2)	2,000,755	18,097	3.62	1,610,244	16,742	4.16	1,680,893	18,140	4.32
Investment securities (nontaxable) (3)	180,914	2,420	5.35	237,040	3,086	5.21	246,001	3,188	5.18

Total investment securities	2,181,669	20,517	3.76	1,847,284	19,828	4.29	1,926,894	21,328	4.43
Federal funds sold, interest-bearing bank balances, and other temp investments	282	—	—	175	—	—	255	—	—

Total earning assets	10,888,797	128,395	4.68	11,010,863	132,501	4.78	11,802,417	143,151	4.86

Non-earning assets	1,338,338			1,417,844			1,283,139

Total assets	$12,227,135			$12,428,707			$13,085,556

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,039,799	$724	0.28	$1,011,374	$699	0.27	$1,036,339	$724	0.28
Savings	294,704	763	1.03	243,787	599	0.97	208,856	472	0.91
Money market	2,118,805	6,498	1.22	2,092,634	7,030	1.33	1,924,037	6,726	1.40
Time deposits, excluding brokered deposits	2,771,704	18,471	2.64	2,909,664	22,241	3.03	3,067,471	26,581	3.48
Brokered deposits	2,117,888	14,590	2.73	1,911,837	14,587	3.03	1,954,201	15,038	3.09

Total interest-bearing deposits	8,342,900	41,046	1.95	8,169,296	45,156	2.19	8,190,904	49,541	2.43
Customer sweep accounts	289,930	238	0.33	309,577	230	0.29	362,342	245	0.27
Other borrowings (4)	1,132,533	5,718	2.00	1,134,993	5,997	2.10	1,682,118	6,319	1.51

Total interest-bearing liabilities	9,765,363	47,002	1.91	9,613,866	51,383	2.12	10,235,364	56,105	2.20

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,115,349			1,109,176			1,074,739
Other noninterest liabilities	184,397			203,380			235,432

Total liabilities	11,065,109			10,926,422			11,545,535
Shareholders’ equity	1,162,026			1,502,285			1,540,021

Total liabilities and shareholders’ equity	$12,227,135			$12,428,707			$13,085,556

Net interest margin (tax-equivalent)		$81,393	2.97%		$81,118	2.93%		$87,046	2.96%
Less: tax-equivalent adjustment (3)		847			1,080			1,116

Net interest income		$80,546			$80,038			$85,930

Supplemental data:
Customer funding (5)	$7,630,291	$26,694	1.39%	$7,676,212	$30,799	1.59%	$7,673,784	$34,748	1.82%
Wholesale borrowings (6)	3,250,421	20,308	2.48	3,046,830	20,584	2.68	3,636,319	21,357	2.36

Total funding (7)	$10,880,712	$47,002	1.71%	$10,723,042	$51,383	1.90%	$11,310,103	$56,105	1.99%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)	During the three months ended June 30, 2009, TSFG capitalized $288,000 of interest in conjunction with the construction of its expanded corporate facilities.
(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/09			12/31/08

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$8,086,559	$83,794	4.20%	$8,172,311	$106,243	5.17%
Consumer loans	1,494,261	17,566	4.77	1,514,602	19,941	5.24
Indirect loans	607,548	10,845	7.24	657,329	11,862	7.18
Risk management derivatives tied to loans	—	11,914		—	7,243

Total loans (1)	10,188,368	124,119	4.94	10,344,242	145,289	5.59
Investment securities (taxable) (2)	1,854,149	20,548	4.43	1,835,248	20,575	4.48
Investment securities (nontaxable) (3)	266,600	3,437	5.16	281,839	3,616	5.13

Total investment securities	2,120,749	23,985	4.52	2,117,087	24,191	4.57
Federal funds sold, interest-bearing bank balances, and other temp investments	198	1	2.05	1,128	10	3.53

Total earning assets	12,309,315	148,105	4.87	12,462,457	169,490	5.41

Non-earning assets	1,246,813			1,322,477

Total assets	$13,556,128			$13,784,934

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,131,456	$865	0.31	$1,010,878	$1,310	0.52
Savings	196,974	529	1.09	173,927	518	1.18
Money market	1,913,927	7,779	1.65	1,814,901	9,808	2.15
Time deposits, excluding brokered deposits	3,199,427	28,867	3.66	3,401,800	32,130	3.76
Brokered deposits	1,905,805	16,803	3.58	2,227,055	21,880	3.91

Total interest-bearing deposits	8,347,589	54,843	2.66	8,628,561	65,646	3.03
Customer sweep accounts	455,781	298	0.27	529,344	1,174	0.88
Other borrowings (4)	1,899,771	6,743	1.44	1,805,655	9,772	2.15

Total interest-bearing liabilities	10,703,141	61,884	2.34	10,963,560	76,592	2.78

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,021,400			1,001,516
Other noninterest liabilities	230,741			201,107

Total liabilities	11,955,282			12,166,183
Shareholders’ equity	1,600,846			1,618,751

Total liabilities and shareholders’ equity	$13,556,128			$13,784,934

Net interest margin (tax-equivalent)		$86,221	2.83%		$92,898	2.97%
Less: tax-equivalent adjustment (3)		1,203			1,265

Net interest income		$85,018			$91,633

Supplemental data:
Customer funding (5)	$7,918,965	$38,338	1.96%	$7,932,366	$44,940	2.25%
Wholesale borrowings (6)	3,805,576	23,546	2.51	4,032,710	31,652	3.12

Total funding (7)	$11,724,541	$61,884	2.14%	$11,965,076	$76,592	2.55%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)

During the three months ended March 31, 2009 and December 31, 2008, TSFG capitalized $450,000 and $478,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings
Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/09		9/30/09		6/30/09		3/31/09

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Loss, as Reported (GAAP)	$(188,671)		$(323,504)		$(89,676)		$(74,403)
Preferred stock dividends and other (1)	(5,221)		(17,251)		(21,809)		(16,408)

Net Loss Available to Common Shareholders	$(193,892)	$(0.90)	$(340,755)	$(1.95)	$(111,485)	$(1.23)	$(90,811)	$(1.10)

Net Loss, as Reported (GAAP)	(188,671)		(323,504)		(89,676)		(74,403)
Add: Income tax expense (benefit)	23,843		123,304		(59,647)		(49,706)

Loss Before Income Taxes	(164,828)		(200,200)		(149,323)		(124,109)
Non-Operating Items
(Gain) loss on securities	(6,694)		286		(4,580)		2,954
Gain on sale of ancillary businesses	—		(7,234)		—		—
Goodwill impairment	—		—		2,511		—
Employment contracts and severance	—		—		829		—
Impairment of long lived assets	3,478		746		17,376		—
FDIC special assessment	—		—		5,700		—
Gain on early extinguishment of debt	—		—		(2,991)		(52)
Loss on repurchase of auction rate securities	—		—		—		676

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(168,044)		(206,402)		(130,478)		(120,531)
Add: Provision for credit losses	170,761		224,179		131,337		142,627

Pre-tax, Pre-Provision Operating Earnings	2,717		17,777		859		22,096
Add: (Gain) loss on nonmortgage loans held for sale	518		(41)		9,461		1,838
Add: Loss on OREO	15,032		4,406		12,873		124

Pre-tax, Pre-Credit Operating Earnings	$18,267		$22,142		$23,193		$24,058

Average Common Shares Outstanding, Diluted	215,365,464		174,426,381		90,986,862		82,223,190

Select Balance Sheet (Averages)
Total assets	$12,227,135		$12,428,707		$13,085,556		$13,556,128
Intangible assets	(230,129)		(235,986)		(244,040)		(245,341)

Tangible assets	11,997,006		12,192,721		12,841,516		13,310,787

Preferred stock	335,302		491,365		518,968		532,430
Common equity	826,724		1,010,920		1,021,053		1,068,416

Shareholders’ equity	1,162,026		1,502,285		1,540,021		1,600,846
Intangible assets	(230,129)		(235,986)		(244,040)		(245,341)

Tangible equity	931,897		1,266,299		1,295,981		1,355,505

Return on Average Assets (2)
GAAP loss	(6.12)%		(10.33)%		(2.75)%		(2.23)%
Return on Average Equity (2)
GAAP loss	(64.42)		(85.43)		(23.36)		(18.85)
Return on Average Common Equity (3)
GAAP loss available to common shareholders	(93.05)		(133.73)		(43.79)		(34.47)

(1)

For the quarters ended December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, includes $0, $11.9 million, $14.0 million and $6.5 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(2)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(3)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/08		9/30/08		6/30/08		3/31/08

		Diluted		Diluted		Diluted		Diluted
		EPS		EPS		EPS		EPS

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Preferred stock dividends and other	(9,424)		(6,257)		(5,840)		(137)

Net Loss Available to Common Shareholders	$(319,363)	$(4.29)	$(31,212)	$(0.43)	$(16,772)	$(0.23)	$(201,429)	$(2.78)

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Add: Income tax expense (benefit)	(33,435)		(29,526)		(8,056)		(16,557)

Loss Before Income Taxes	(343,374)		(54,481)		(18,988)		(217,849)
Non-Operating Items
(Gain) loss on securities	(1,561)		725		(1,876)		(396)
Gain on Visa IPO share redemption	—		—		—		(1,904)
Goodwill impairment	237,618		—		—		188,431
Employment contracts and severance	9,599		4,621		2,299		—
Branch acquisition and conversion costs	—		—		731		—
(Gain) loss on early extinguishment of debt	1,747		(125)		(83)		547
Visa-related litigation	—		—		—		(863)
Loss on derivative collateral	1,061		—		—		—

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(94,910)		(49,260)		(17,917)		(32,034)
Add: Provision for credit losses	122,926		84,608		63,763		73,292

Pre-tax, Pre-Provision Operating Earnings	28,016		35,348		45,846		41,258
Add: Loss on nonmortgage loans HFS	283		—		—		—
Add: (Gain) loss on OREO	(316)		765		(3)		187

Pre-tax, Pre-Credit Operating Earnings	$27,983		$36,113		$45,843		$41,445

Average Common Shares Outstanding, Diluted	74,505,656		72,755,480		72,611,024		72,449,437

Select Balance Sheet (Averages)
Total assets	$13,784,934		$13,835,936		$13,868,149		$13,844,905
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible assets	13,303,554		13,348,875		13,380,709		13,169,655

Preferred stock	337,439		249,717		137,783		—
Common equity	1,281,312		1,302,890		1,357,598		1,564,978

Shareholders’ equity	1,618,751		1,552,607		1,495,381		1,564,978
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible equity	1,137,371		1,065,546		1,007,941		889,728

Return on Average Assets (1)
GAAP loss	(8.94)%		(0.72)%		(0.32)%		(5.85)%
Return on Average Equity (1)
GAAP loss	(76.17)		(6.39)		(2.94)		(51.73)
Return on Average Common Equity (2)
GAAP loss available to common shareholders	(99.16)		(9.53)		(4.97)		(51.73)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2009		2008		2007

		Diluted EPS		Diluted EPS		Diluted EPS

Net Income (Loss), as Reported (GAAP)	$(676,254)		$(547,118)		$73,276
Preferred stock dividends and other	(60,689)		(21,658)		(665)

Net Income (Loss) Available to Common Shareholders	$(736,943)	$(5.22)	$(568,776)	$(7.78)	$72,611	$0.98

Net Income (Loss), as Reported (GAAP)	$(676,254)		$(547,118)		$73,276
Add: Income tax expense (benefit)	37,794		(87,574)		33,400

Income (Loss) Before Income Taxes	(638,460)		(634,692)		106,676
Non-Operating Items
(Gain) loss on securities	(8,034)		(3,108)		4,623
Gain on sale of ancillary businesses	(7,234)		—		—
Gain on Visa IPO share redemption	—		(1,904)		—
Goodwill impairment	2,511		426,049		—
Employment contracts and severance	829		16,519		2,306
Impairment of long lived assets	21,600		—		—
FDIC special assessment	5,700		—		—
(Gain) loss on early extinguishment of debt	(3,043)		2,086		2,029
Loss on repurchase of auction rate securities	676		—		—
Loss on derivative collateral	—		1,061		—
Branch acquisition and conversion costs	—		731		—
Visa-related litigation	—		(863)		881

Pre-tax Operating Income (Loss) (income (loss) before taxes, excluding non-operating items)	(625,455)		(194,121)		116,515
Add: Provision for credit losses	668,904		344,589		68,568

Pre-tax, Pre-Provision Operating Earnings	43,449		150,468		185,083
Add: Loss on nonmortgage loans held for sale	11,776		283		—
Add: Loss on OREO	32,435		633		401

Pre-tax, Pre-Credit Operating Earnings	$87,660		$151,384		$185,484

Average Common Shares Outstanding, Diluted	141,207,510		73,136,936		74,006,978

Select Balance Sheet (Averages)
Total assets	$12,819,697		$13,833,355		$14,044,565
Intangible assets	(238,825)		(532,517)		(681,628)

Tangible assets	12,580,872		13,300,838		13,362,937

Preferred stock	469,036		181,849		—
Common equity	981,237		1,376,232		1,543,552

Shareholders’ equity	1,450,273		1,558,081		1,543,552
Intangible assets	(238,825)		(532,517)		(681,628)

Tangible equity	1,211,448		1,025,564		861,924

Return on Average Assets (1)
GAAP earnings (loss)	(5.28)%		(3.96)%		0.52%

Return on Average Equity (1)
GAAP earnings (loss)	(46.63)		(35.11)		4.75

Return on Average Common Equity (2)
GAAP earnings (loss) available to common shareholders	(75.10)		(41.33)		4.70

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/09	9/30/09	6/30/09	3/31/09

Select Financial Data Used in Ratios Calculated Below
Net interest income	$80,546	$80,038	$85,930	$85,018
Tax-equivalent adjustment	847	1,080	1,116	1,203

Net interest income (tax-equivalent)	$81,393	$81,118	$87,046	$86,221

Total noninterest income, as reported (GAAP)	$28,550	$33,470	$32,272	$23,741
Adjustments for non-operating items:
(Gain) loss on securities	(6,694)	286	(4,580)	2,954
Gain on sale of ancillary businesses	—	(7,234)	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	$21,856	$26,522	$27,692	$26,695

Total noninterest expenses, as reported (GAAP)	$103,163	$89,529	$136,188	$90,241
Adjustments for non-operating items:
Goodwill impairment	—	—	(2,511)	—
Employment contracts and severance	—	—	(829)	—
Impairment of long lived assets	(3,478)	(746)	(17,376)	—
FDIC special assessment	—	—	(5,700)	—
Gain on early extinguishment of debt	—	—	2,991	52
Loss on repurchase of auction rate securities	—	—	—	(676)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	99,685	88,783	112,763	89,617
Less: loss on OREO	(15,032)	(4,406)	(12,873)	(124)
Less: gain (loss) on nonmortgage loans held for sale	(518)	41	(9,461)	(1,838)
Less: amortization of intangibles	(1,102)	(1,238)	(1,286)	(1,291)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles)	$83,033	$83,180	$89,143	$86,364

Total Revenue (1)
GAAP	$109,096	$113,508	$118,202	$108,759
Operating (2)	103,249	107,640	114,738	112,916

Noninterest Income as a % Total Revenue (3)
GAAP	26.17	29.49	27.30	21.83%
Operating (2)	21.17	24.64	24.13	23.64

Cash Operating Efficiency Ratio (4)	80.42	77.28	77.69	76.49

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)

Calculated as operating noninterest expenses before loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/08	9/30/08	6/30/08	3/31/08

Select Financial Data Used in Ratios Calculated Below
Net interest income	$91,633	$95,619	$100,205	$92,706
Tax-equivalent adjustment	1,265	1,304	1,335	1,450

Net interest income (tax-equivalent)	$92,898	$96,923	$101,540	$94,156

Total noninterest income, as reported (GAAP)	$30,012	$28,665	$32,187	$31,103
Adjustments for non-operating items:
(Gain) loss on securities	(1,561)	725	(1,876)	(396)
Gain on Visa IPO share redemption	—	—	—	(1,904)

Operating noninterest income (noninterest income, excluding non-operating items)	$28,451	$29,390	$30,311	$28,803

Total noninterest expenses, as reported (GAAP)	$342,093	$94,157	$87,617	$268,366
Adjustments for non-operating items:
Goodwill impairment	(237,618)	—	—	(188,431)
Employment contracts and severance	(9,599)	(4,621)	(2,299)	—
Branch acquisition and conversion costs	—	—	(731)	—
Gain (loss) on early extinguishment of debt	(1,747)	125	83	(547)
Visa-related litigation	—	—	—	863
Loss on derivative collateral	(1,061)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	92,068	89,661	84,670	80,251
Less: gain (loss) on OREO	316	(765)	3	(187)
Less: loss on nonmortgage loans held for sale	(283)	—	—	—
Less: amortization of intangibles	(1,417)	(1,474)	(1,589)	(1,658)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles)	$90,684	$87,422	$83,084	$78,406

Total Revenue (1)
GAAP	$121,645	$124,284	$132,392	$123,809
Operating (2)	121,349	126,313	131,851	122,959

Noninterest Income as a % Total Revenue (3)
GAAP	24.67%	23.06%	24.31%	25.12%
Operating (2)	23.45	23.27	22.99	23.42

Cash Operating Efficiency Ratio(4)	74.73	69.21	63.01	63.77

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)

Calculated as operating noninterest expenses before gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2009	2008	2007

Select Financial Data Used in Ratios Calculated Below
Net interest income	$331,532	$380,163	$382,781
Tax-equivalent adjustment	4,246	5,354	6,246

Net interest income (tax-equivalent)	$335,778	$385,517	$389,027

Net interest margin (tax-equivalent)	2.92%	3.09%	3.10%

Total noninterest income, as reported (GAAP)	$118,033	$121,967	$113,712
Adjustments for non-operating items:
(Gain) loss on securities	(8,034)	(3,108)	4,623
Gain on Visa IPO share redemption	—	(1,904)	—
Gain on sale of ancillary businesses	(7,234)	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	$102,765	$116,955	$118,335

Total noninterest expenses, as reported (GAAP)	$419,121	$792,233	$321,249
Adjustments for non-operating items:
Goodwill impairment	(2,511)	(426,049)	—
Employment contracts and severance	(829)	(16,519)	(2,306)
Impairment of long lived assets	(21,600)	—	—
FDIC special assessment	(5,700)	—	—
Branch acquisition and conversion costs	—	(731)	—
Gain (loss) on early extinguishment of debt	3,043	(2,086)	(2,029)
Loss on repurchase of auction rate securities	(676)	—	—
Visa-related litigation	—	863	(881)
Loss on derivative collateral	—	(1,061)	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	390,848	346,650	316,033
Less: loss on OREO	(32,435)	(633)	(401)
Less: loss on nonmortgage loans held for sale	(11,776)	(283)	—
Less: amortization of intangibles	(4,917)	(6,138)	(7,897)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles)	$341,720	$339,596	$307,735

Total Revenue (1)
GAAP	$449,565	$502,130	$496,493
Operating (2)	438,543	502,472	507,362

Noninterest Income as a % of Total Revenue (3)
GAAP	26.25%	24.29%	22.90%
Operating (2)	23.43	23.28	23.32

Cash Operating Efficiency Ratio (4)	77.92	67.59	60.65

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)

Calculated as operating noninterest expenses before gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.